Income Taxes - Summary of Domestic and Foreign Components of Net Income (Loss) Before Income Taxes (Detail) - LCP Edge Intermediate, Inc. [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Components Of Income Tax Expense Benefit [Line Items]
Domestic	$ (40,135)	$ (5,615)	$ 784
Foreign	1,652	2,680	(774)
Total net income (loss) before taxes	$ (38,483)	$ (2,935)	$ 10